SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 27, 2001
                    Date of Event Reported: October 10, 2001

                        SEEDLING TECHNOLOGIES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                000-24903                87-0460452
            --------                 -------                 ----------
 State of other jurisdiction of      File No.     I.R.S. Employer incorporation
           Commission                                  or organization ID No.


             519 SW Third Avenue, Suite 805, Portland, Oregon 97204
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (800) 893-8894

ITEM 5.  OTHER EVENTS

Seedling announces annual shareholders meeting to be held on Wednesday, October 10th beginning at 12:00 p.m. at Skamania Lodge in the Columbia River Gorge National Scenic area in southern Washington. See attachment 99.1.

ITEM 7.  FNANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

                  None.

         (b) Pro Forma Financial Statements

                  None.

         (c) Exhibits

                  99.1 Seedling Technologies Corp. Press Release dated August 23, 2001.


         Pursuant to the requirement of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SEEDLING TECHNOLOGIES CORP.

                                             By:      Douglas B. Spink
                                                      -----------------------
                                                      Douglas B. Spink, CEO


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